UNITED STATES
SECURITIES AND EXCHANGECOMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2011

ISRAMCO, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-12500	13-3145265
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 West Loop South Suite 810 Houston Texas 77027
 (Address of principal executive offices, including Zip Code)

713-621-6785
(Registrant's telephone number, including area code)

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security holders

On December 30, 2011, Isramco Inc. (the “Company”) held its annual meeting of stockholders. The following matters were voted on by the stockholders: (i) election of directors, (ii) approval, by non-binding vote, executive compensation as disclosed in the proxy statement furnished to stockholders in connection with the meeting (the “Proxy Statement”), (iii) determination, by non-binding vote, the frequency of future non-binding votes on executive compensation, (iv) ratification of the company’s 2011 Stock Incentive Plan, and (v) the ratification of the appointment of Malone Bailey, PC (“Malone”), as the Company’s auditors for the fiscal year ending December 31, 2011.   Stockholders representing 1,636,663 out of a total of 2,717, 687 shares of Common Stock appeared at the meeting in person or by proxy, representing a quorum for the transaction of all business to be considered at the meeting.

At the meeting, (i) Haim Tsuff, Max Pridgeon, Joseph From, Asaf Yarkoni, Fran Sluiter, and Itai Ram were elected or re-elected as directors and  Marc E. Kalton did not receive sufficient votes for election and was not re-elected, (ii) by nonbinding vote, the executive compensation, as disclosed in the Proxy Statement, was approved, (iii) by non-binding vote, the stockholders expressed a preference of future non-binding votes on executive compensation of every three years, (iv) the Company’s 2011 Stock Incentive Plan was approved, and (v) the appointment of Malone as auditors was ratified.

The final vote tallies were as follows:

1.  Proposal to elect directors to serve until the 2012 Annual Meeting of Stockholders.

Name	Votes For	Votes Withheld
Haim Tsuff	1,599,288	37,375
Max Pridgeon	1,634,110	2,553
Marc E. Kalton	71,774	1,564,889
Joseph From	1,635,843	820
Asaf Yarkoni	1,635,853	810
Fran Sluiter	1,635,843	820
Itai Ram	1,635,853	810

2. Proposal to Approve, by nonbinding vote, Executive Compensation as disclosed in the Proxy Statement.

FOR	AGAINST	ABSTAIN

1,634,818	850	995

3. Proposal to determine, by nonbinding vote, the frequency of future nonbinding votes on executive compensation.

For one year -	34,319
For two years -	500
For three years -	1,600,380
Abstain -	1,464

4. Proposal to approve the company’s 2011 Stock Incentive Plan

FOR	AGAINST	ABSTAIN

1,632,913	2,825	995

5. Proposal to ratify the appointment of Malone as the Company’s auditors for the fiscal year ending December 31, 2011.

FOR	AGAINST	ABSTAIN

1,635,668	20	975

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISRAMCO, INC.

DATED: January 5, 2012	By:	/s/ Haim Tsuff
Haim Tsuff
Chief Executive Officer